VOTING RIGHTS COLLATERAL DEPOSIT AGREEMENT{PRIVATE }


          This COLLATERAL DEPOSIT AGREEMENT (this "AGREEMENT") is dated as of May 14, 1997 and entered into by and between SNAKE RIVER SUGAR COMPANY, an Oregon cooperative (the "COMPANY"), Valhi, Inc., a Delaware corporation ("VALHI") and FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Collateral Agent (the "COLLATERAL AGENT") for the holders of the Notes referred to below.


                    PRELIMINARY STATEMENTS
              Pursuant to those certain Note Purchase Agreements (the "NOTE PURCHASE AGREEMENTS," the terms defined therein and not otherwise defined herein being used herein as therein defined), each dated May 14, 1997, between the Company and the purchasers referred to therein (the "PURCHASERS"), the Company has issued to the Purchasers $100,000,000 aggregate principal amount of its 10.80% Senior Notes due April 30, 2009 (said Senior Notes, as they may hereafter be amended, supplemented or otherwise modified from time to time, being the "NOTES").

              Pursuant to a Loan and Security Agreement dated as of January 3, 1997, as amended and restated by the Subordinated Loan Agreement dated as of May 14, 1997, Company has issued to Valhi a subordinated note in the principal amount of $80,000,000 (as such subordinated note may be amended, renewed or otherwise modified from time to time the "SUBORDINATED NOTE"). The Subordinated
Note is subordinated to the Notes pursuant to the Subordination Agreement, dated as of the date hereof, by Valhi and the Company in favor of the holders of the Notes (as it may be amended, supplemented or otherwise modified from time to time the "SUBORDINATION AGREEMENT").

              Valhi is the indirect holder of 100% of the outstanding stock of the sole beneficial owner of ASC Holdings, Inc. ("ASC").

              Pursuant to the Company Agreement (the "COMPANY AGREEMENT") dated January 3, 1997 as amended May 14, 1997 among The Amalgamated Sugar Company LLC, a Delaware limited liability company, the Company and ASC, the Company received the SR Interest and ASC received the AGM Interest (each as defined in the Company Agreement).


              Pursuant to the Deposit Trust Agreement, dated as of the date hereof (the "DEPOSIT TRUST AGREEMENT"), between ASC, as depositor and company trustee, and Wilmington Trust Company, as resident trustee, and to the First Amendment to the Company Agreement dated as of May 14, 1997, the AGM Interest was transferred and assigned by ASC to The Amalgamated Collateral Trust, a Delaware business trust (the "TRUST") in exchange for a beneficial interest in the Trust.

              The AGM Interest is entitled to certain voting and other consensual rights under certain conditions as set forth in the Company Agreement (the "AGM INTEREST RIGHTS").

              Pursuant to the Voting Rights and Forbearance Agreement, dated as of the date hereof, among the Trust, ASC, as the holder of the beneficial interest in the Trust, ASC, as the company trustee under the Deposit Trust Agreement and the Collateral Agent (as it may be amended, supplemented or otherwise modified from time to time the "VOTING RIGHTS AGREEMENT"), ASC will be entitled as Company Trustee to exercise on behalf of the Trust the AGM Interest Rights under certain circumstances (as set forth more fully in the Deposit Trust Agreement and the Voting Rights Agreement), which circumstances may include the making of a cash deposit by the Company with the Collateral Agent (or in lieu thereof the delivery to the Collateral Agent of a Letter of Credit) to be held as collateral security for the Company's obligations under the Notes and the Note Purchase Agreements. As contemplated in the Voting Rights Agreement, (i) such cash deposit would be made by the Company from the proceeds of a loan from Valhi to the Company which loan will be subordinated to the Notes pursuant to the Subordination Agreement and (ii) such Letter of Credit would be obtained by Valhi, any reimbursement obligation in respect thereof being non-recourse to the Company.
         NOW, THEREFORE, in consideration of the premises and in order to induce the Purchasers to purchase Notes under the Note Purchase Agreements and direct the Collateral Agent to enter into the Voting Rights Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company hereby agrees with Collateral Agent as follows:

          DEFINITIONS.  The following terms used in this Agreement shall have the following meanings:

         "CASH DEPOSIT" or "CASH DEPOSITS" means any cash deposited into the Payment Deposit Account pursuant to this Agreement and the Voting Rights Agreement, including cash obtained through a drawing on a Letter of Credit.

         "CASH EQUIVALENTS" means, as at any date of determination,
(i) marketable securities issued or directly and unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within thirty
(30) days from such date; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within thirty (30) days from such date and, at the time of acquisition thereof, having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc.; (iii) commercial paper maturing no more than thirty (30) days from such date and, at the time of acquisition thereof, having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investors Service, Inc.; and (iv) certificates of deposit or bankers' acceptances maturing within thirty (30) days from such date issued by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having unimpaired capital and surplus of not less than $500,000,000.

         "INVESTMENTS" means those investments, if any, made by the Collateral Agent pursuant to Section 5.

         "LETTER OF CREDIT" means an irrevocable letter of credit, in form and substance satisfactory to the Required Holders, (i) issued by a bank organized in the United States having (A) a long-term debt rating of "A" or better from Standard & Poor's Ratings Service, a division of McGraw Hill Companies, or "A2" or better from Moody's Investors Services, Inc. and (B) a combined capital and surplus in excess of $500,000,000, (ii) the beneficiary of which is the Collateral Agent, (iii) with a face amount of not less than that amount called for by the Voting Rights Agreement and (iv) upon which the Collateral Agent may make a drawing at sight upon presentation of a draft. The Collateral Agent shall not be required to present any documentation (other than a sight draft) in order to draw upon any Letter of Credit.

         "PAYMENT DEPOSIT" means (i) the Payment Deposit Account and all amounts from time to time on deposit therein, (ii) any Cash Deposits, (iii) all Investments, including all certificates and instruments from time to time representing or evidencing such Investments and any account or accounts in which such Investments may be held by, or in the name of, the Collateral Agent for or on behalf of the Company, (iv) all notes, certificates of deposit, checks and other instruments and all deposits and securities from time to time hereafter transferred to or otherwise possessed by, or held in the name of, the Collateral Agent for or on behalf of the Company in substitution for or in addition to any or all of the Payment Deposit, (v) any Letter of Credit, (vi) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Payment Deposit, and (vii) to the extent not covered by clauses (i) through (vi) above, all proceeds of any or all of the foregoing Payment Deposit.

         "PAYMENT DEPOSIT ACCOUNT" means the deposit account established and maintained by the Collateral Agent pursuant to Section 2 hereof.

         "SECURED OBLIGATIONS" means all obligations and liabilities of every nature of Company now or hereafter existing under or arising out of or in connection with the Note Purchase Agreements, the Notes and the Collateral Documents and all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Company, would accrue on such obligations), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliqui-dated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Collateral Agent or any holder of a Note as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Company now or hereafter existing under this Agreement.

           PAYMENT DEPOSIT ACCOUNT; FUNDING OF ACCOUNT.


              The Collateral Agent will establish and maintain at its office at 79 South Main Street, Corporate Trust Department, Salt Lake City, Utah, as a blocked account in the name of the Collateral Agent and under the sole dominion and control of the Collateral Agent, a deposit account designated as "Snake River Voting Rights Payment Deposit Account."

              Deposits to the Payment Deposit Account shall be made pursuant to
Section 3 of the Voting Rights Agreement. The Payment Deposit shall be returned to as set forth in Section 3(c) of the Voting Rights Agreement.

              Any interest received in respect of Investments of any amounts held in the Payment Deposit Account shall be delivered by the Collateral Agent to the Company on the last Business Day of each March, June, September and December; provided that such interest shall be retained in the Payment Deposit

Account to the extent necessary to keep the amount held in the Payment Deposit Account above the minimum level called for in the Voting Rights Agreement; provided further that the Collateral Agent shall not deliver to the Company any such interest received in respect of Investments if an Event of Default or Default with respect to the Secured Obligations has occurred and is then continuing.

              If a Letter of Credit is part of the Payment Deposit, then prior to the date (the "Drawing Date") which is 30 days before the expiration of such Letter of Credit (or any replacement Letter of Credit issued pursuant to this Section 2(d)), Valhi shall cause to be issued in favor of the Collateral Agent a Letter of Credit to replace such expiring Letter of Credit or shall cause the expiration date of such Letter of Credit to be extended. If Valhi shall not have caused to be issued in favor of the Collateral Agent such replacement Letter of Credit or have caused such expiration date to be extended on or before the Drawing Date, the Collateral Agent shall draw upon the expiring Letter of Credit and deposit the proceeds thereof in the Payment Deposit Account to be held as part of the Payment Deposit.

           PLEDGE OF SECURITY FOR SECURED OBLIGATIONS.  The Company hereby pledges and assigns to the Collateral Agent, and hereby grants to the Collateral Agent a security interest in, all of the Company's right, title and interest in and to the Payment Deposit as collateral security for the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section362(a)), of all the Secured Obligations.

           DELIVERY OF PAYMENT DEPOSIT.  Deposits into the Payment Deposit

Account shall be in the form of a Cash Deposit, except that, pursuant to the Voting Rights Agreement, ASC may elect to cause Valhi to cause a Letter of Credit to be issued in favor of the Collateral Agent.

           INVESTMENT OF AMOUNTS IN THE PAYMENT DEPOSIT ACCOUNT.  Cash held by the Collateral Agent in the Payment Deposit Account shall not be invested or reinvested except as provided in this Section 5.

              Except as otherwise provided in Section 13, any cash on deposit in the Payment Deposit Account shall, so long as no Event of Default or Default has occurred and is continuing, be invested by the Collateral Agent, in its own name, in such Cash Equivalents from time to time designated by the Company in written notices to the Collateral Agent.

              The Collateral Agent is hereby authorized to sell, and shall sell, all or any designated part of the securities constituting part of the Payment Deposit (i) so long as no Event of Default or Default with respect to the Secured Obligations shall have occurred and be continuing, upon receipt of appropriate written instructions from the Company or (ii) in any event if such sale is necessary to permit the Collateral Agent to perform its duties hereunder. The Collateral Agent shall have no responsibility for any loss resulting from a fluctuation in interest rates or otherwise. Subject to the provisions of Section 2(c), any interest received in respect of securities constituting part of the Payment Deposit, and the net proceeds of the sale or payment of any such securities, shall be held in the Payment Deposit Account by the Collateral Agent pending investment thereof pursuant to Section 5(a).

              The Payment Deposit Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.

           REPRESENTATIONS AND WARRANTIES.  The Company represents and warrants as follows:
              Ownership of Payment Deposit.  The Company is (or at the time of transfer thereof to the Collateral Agent will be) the legal and beneficial owner of the Payment Deposit from time to time transferred by the Company to the Collateral Agent, free and clear of any Lien except for the security interest created by this Agreement.

              Governmental Authorizations.  No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the grant by the Company of the security interest granted hereby, (ii) the execution, delivery or performance of this Agreement by the Company or (iii) the perfection or exercise by the Collateral Agent of its rights and remedies hereunder (except as may have been taken by or at the direction of the Company) other than the filing of appropriate UCC-1 financing statements.

              Perfection.  Assuming continued possession by the Collateral

Agent of the Payment Deposit, the pledge and assignment of the Payment Deposit pursuant to this Agreement creates a valid and perfected first priority security interest in the Payment Deposit, securing the payment of the Secured Obligations.

              Other Information.  All information heretofore, herein or

hereafter supplied to the Collateral Agent by or on behalf of the Company with respect to the Payment Deposit is accurate and complete in all material respects.

           FURTHER ASSURANCES.  The Company agrees that from time to time, at the expense of the Company, the Company will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to the Payment Deposit. Without limiting the generality of the foregoing, the Company will: (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Collateral Agent may request, in order to perfect and preserve the security interests granted or purported to be granted hereby and (ii) at the Collateral Agent's request, appear in and defend any action or proceeding that may affect the Company's title to or the Collateral Agent's security interest in all or any part of the Payment Deposit.

           TRANSFERS AND OTHER LIENS.  The Company agrees that it will not

(a) sell, assign (by operation of law or otherwise) or otherwise dispose of any part of the Payment Deposit or (b) create or suffer to exist any Lien upon or with respect to any of the Payment Deposit, except in favor of the Collateral Agent.

           COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.  The Company hereby irrevocably appoints the Collateral Agent as the Company's attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company, the Collateral Agent or otherwise, from time to time in the Collateral Agent's discretion to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation (a) to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Payment Deposit without the signature of the Company and (b) to receive, endorse and collect any instruments made payable to the Company representing any dividend, principal or interest payment or other distribution in respect of the Payment Deposit or any part thereof and to give full discharge for the same.

           COLLATERAL AGENT MAY PERFORM.  If the Company fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by the Company under Section 14.

           STANDARD OF CARE.  The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Payment Deposit and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of the Payment Deposit in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to the Payment Deposit, it being understood that the Collateral Agent shall have no responsibility for
(a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to the Payment Deposit, whether or not the Collateral Agent has or is deemed to have knowledge of such matters,
(b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Payment Deposit) to preserve rights against any parties with respect to the Payment Deposit,
(c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Payment Deposit, (d) initiating any action to protect the Payment Deposit against the possibility of a decline in market value, (e) any loss resulting from Investments made pursuant to Section 5, except for a loss resulting from the Collateral Agent's gross negligence or willful misconduct in complying with
Section 5, or (f) determining (i) the correctness of any statement or calculation made by the Company in any written instructions or (ii) whether any deposit in the Payment Deposit Account is proper. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Payment Deposit in its possession if such Payment Deposit is accorded treatment substantially equal to that which the Collateral Agent accords its own property consisting of negotiable securities.
          REMEDIES.  If any Event of Default shall have occurred and be continuing with respect to the Secured Obligations, the Collateral Agent may (i) exercise in respect of the Payment Deposit all rights and remedies provided for in the Notes, the Note Purchase Agreements and the Collateral Documents in respect of any collateral therein defined and (ii) make a drawing on any Letter of Credit in the face amount thereof. In addition to all other rights and remedies provided for herein or otherwise available to it, the Collateral Agent may exercise all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "CODE") (whether or not the Code applies to the affected Payment Deposit), and the Collateral Agent may also in its sole discretion, without notice except as specified below, sell the Payment Deposit or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Payment Deposit. Collateral Agent or any Noteholder may be the purchaser of all or any part of the Payment Deposit at any such sale, and Collateral Agent, as agent for and representative of the Noteholders (but not any Noteholder or Noteholders in its or their respective individual capacities unless the Required Holders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Payment Deposit sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Payment Deposit payable by the Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Company, and the Company hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Company agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of the Payment Deposit regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. If the proceeds of any sale or other disposition of the Payment Deposit are insufficient to pay all the Secured Obligations, the Company shall be liable for the deficiency and the fees of any attorneys employed by the Collateral Agent to collect such deficiency.

           APPLICATION OF PROCEEDS.  If, with respect to the Secured

Obligations, any Event of Default shall have occurred and be continuing, all cash held by the Collateral Agent as Payment Deposit and all proceeds received by the Collateral Agent in respect of a drawing on a Letter of Credit and any sale of, collection from, or other realization upon all or any part of the Payment Deposit may, in the discretion of the Collateral Agent, be held by the Collateral Agent as Payment Deposit for, and/or then, or at any other time thereafter, applied in full or in part by the Collateral Agent against, the Secured Obligations in the following order of priority:

         FIRST: To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to the Collateral Agent and its agents and counsel, and all other expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith, all amounts for which the Collateral Agent is entitled to indemnification hereunder and all advances made by the Collateral Agent hereunder for the account of the Company, and to the payment of all costs and expenses paid or incurred by the Collateral Agent in connection with the exercise of any right or remedy hereunder, all in accordance with Section 14;

         SECOND: To the payment of all other Secured Obligations in such order as the Collateral Agent shall elect; and

         THIRD: To the payment to or upon the order of the Company, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

           INDEMNITY AND EXPENSES.


              The Company agrees to indemnify the Collateral Agent from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from the Collateral Agent's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

              The Company will pay to the Collateral Agent upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Payment Deposit, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder, or (iv) the failure by the Company to perform or observe any of the provisions hereof.

           CONTINUING SECURITY INTEREST; TRANSFER OF NOTES.  This Agreement

shall create a continuing security interest in the Payment Deposit and shall
(a) remain in full force and effect until the indefeasible payment in full of the Secured Obligations, (b) be binding upon the Company, its successors and assigns, and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), but subject to the provisions of subsection 13.2 of the Note Purchase Agreements, any Noteholder may assign or otherwise transfer any Notes held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Collateral Agent herein or otherwise.

           COLLATERAL AGENT AS AGENT.


              The Collateral Agent has been appointed to act as the Collateral Agent hereunder by the Purchasers. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of the Payment Deposit), solely in accordance with this Agreement and the Collateral Agency Agreement.

              The Collateral Agent shall at all times be the same Person that is the Collateral Agent under the Collateral Agency Agreement. Written notice of resignation by the Collateral Agent pursuant to the Collateral Agency Agreement shall also constitute notice of resignation as the Collateral Agent under this Agreement; removal of the Collateral Agent pursuant to the Collateral Agency Agreement shall also constitute removal as the Collateral Agent under this Agreement; and appointment of a successor Collateral Agent pursuant to the Collateral Agency Agreement shall also constitute appointment of a successor Collateral Agent under this Agreement. Upon the acceptance of any appointment as the Collateral Agent under the Collateral Agency Agreement by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent under this Agreement, and the retiring or removed Collateral Agent under this Agreement shall promptly (i) transfer to such successor Collateral Agent all sums, securities and other items of Payment Deposit held hereunder (which shall be deposited in a new Payment Deposit Account established and maintained by such successor Collateral Agent), together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Agreement and (ii) execute and deliver to such successor Collateral Agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the security interests created hereunder, whereupon such retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Collateral Agent's resignation or removal hereunder as the Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent hereunder.

           AMENDMENTS; ETC.  No amendment or waiver of any provision of this

Agreement, or consent to any departure by the Company herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

           NOTICES.  Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied or sent by United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telecopy or four Business Days after depositing it in the United States mail, registered or certified, with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as designated by such party in a written notice delivered to the other party hereto.

           FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.  No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege.
All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

           SEVERABILITY.  In case any provision in or obligation under this

Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

           HEADINGS.  Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

           GOVERNING LAW; TERMS.  THIS AGREEMENT SHALL BE GOVERNED BY, AND

SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE CODE PROVIDES THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PAYMENT DEPOSIT ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Note Purchase Agreements, terms used in Article 9 of the Code in the State of New York are used herein as therein defined.

           CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  ALL JUDICIAL

PROCEEDINGS BROUGHT AGAINST VALHI AND/OR THE COMPANY ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT EACH OF VALHI AND THE COMPANY ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT.

           WAIVER OF JURY TRIAL.  EACH OF VALHI, THE COMPANY AND THE COLLATERAL

AGENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each of the parties hereto acknowledges that this waiver is a material inducement for each party to enter into a business relationship, that each party has already relied on this waiver in entering into this Agreement and that each party will continue to rely on this waiver in their related future dealings. Each party further warrants and represents that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.
           COUNTERPARTS.  This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


         [Remainder of page intentionally left blank]
          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                   SNAKE RIVER SUGAR COMPANY


                   By: ________________________________

                   Name: _____________________________

                   Title: ______________________________





                   VALHI, INC.



                   By: ________________________________

                   Name: _____________________________

                   Title: ______________________________



                   FIRST SECURITY BANK, NATIONAL ASSOCIATION, as Collateral Agent

                   By: ________________________________

                   Name: _____________________________

                   Title: ______________________________